Exhibit 99.1

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ON24 Enters into Definitive Agreement to be Acquired by Cvent

San Francisco – December 30, 2025 – ON24 (NYSE:ONTF), a leading intelligent engagement platform for B2B enterprise sales and marketing has entered into a definitive agreement to be acquired by Cvent, an industry-leading meetings, events, and hospitality technology provider. The agreement reflects an all-cash transaction for a total consideration of approximately $400 million.

The proposed transaction brings together two complementary platforms serving enterprise marketers and event professionals. ON24’s reliable and secure enterprise-grade webinar and digital engagement capabilities, first party engagement data, and AI-powered workflows complement Cvent’s robust event technology offerings. With a full suite of solutions that power high-impact digital and in-person experiences, Cvent and ON24 are well positioned to support marketing, sales, customer success and event teams as buying journeys become more digital and complex.

Under the terms of the agreement, ON24 shareholders will receive $8.10 per share in cash, representing a premium of approximately 62% over ON24’s closing share price on November 10, 2025, the last trading day prior to ON24’s disclosure that it had received several indications of interest regarding a potential transaction and a 51% premium to ON24’s 90-day volume weighted average price.

“We are pleased to announce this transformative transaction which marks an important new chapter for ON24,” said Sharat Sharan, co-founder, Chairman and CEO of ON24. “We’re proud of our global, AI-powered, intelligent engagement platform which enables enterprises to effectively interact with their customers. I would like to thank our talented team around the globe for what they have helped build at ON24, and I look forward to the next phase of ON24’s journey.”

“ON24 has earned the trust of enterprise organizations and marketers by delivering reliable, outcome-driven digital engagement,” said Reggie Aggarwal, Founder and Chief Executive Officer of Cvent. “We look forward to supporting ON24 as they continue to deliver value and working together to expand how brands engage audiences across digital and in-person experiences.”

The proposed transaction, which has been unanimously approved by the ON24 Board of Directors, is expected to close in the first half of 2026, subject to approval by ON24 shareholders, the satisfaction of regulatory approvals, and other customary closing conditions. Upon completion of the transaction, ON24’s common stock will no longer be publicly listed, and ON24 will become a privately held company.

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Advisors

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to ON24, and DLA Piper is acting as legal advisor to ON24. William Blair & Company, LLC is acting as financial advisor to Cvent, and Simpson Thacher & Bartlett LLP is acting as legal advisor to Cvent.

About ON24

ON24 is on a mission to help businesses bring their go-to-market strategy into the AI era and drive cost-effective revenue growth. Through its leading intelligent engagement platform, ON24 enables customers to combine our leading first-party experiences with personalization and content as well as capture and act on engagement insights, accelerating the buyer journey and propelling pipeline forward.

ON24 provides industry-leading companies, including 3 of the largest global software companies, 4 of the top global asset management firms, 3 of the largest global pharmaceutical companies and 3 of the largest global industrial companies, with a valuable source of first-party data to drive sales and marketing innovation, improve efficiency and increase business results. Headquartered in San Francisco, ON24 has offices globally in North America, EMEA and APAC. For more information, visit www.ON24.com.

About Cvent

Cvent is a leading meetings, events, and hospitality technology provider with 5,000+ employees and ~30,000 customers worldwide. Founded in 1999, the company delivers a comprehensive event marketing and management platform and offers a global marketplace where event professionals collaborate with venues to create engaging, impactful experiences. Cvent is headquartered in Tysons, Virginia, just outside of Washington D.C., and has additional offices around the world to support its growing global customer base. The comprehensive Cvent event marketing and management platform offers software solutions to event organizers and marketers for online event registration, venue selection, event marketing and management, virtual and onsite solutions, and attendee engagement. Cvent’s suite of products automate and simplify the event management lifecycle and maximize the impact of in-person, virtual, and hybrid events. Hotels and venues use Cvent’s supplier and venue solutions to win more group and corporate travel business through Cvent’s sourcing platforms. Cvent solutions optimize the event management value chain and have enabled clients around the world to manage millions of meetings and events. For more information, please visit Cvent.com.

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Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ON24, Cvent Atlanta, LLC and Summit Sub Corp. ON24 expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of ON24’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. ON24 may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ON24 may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of ON24 and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ON24 ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY ON24, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ON24 AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about ON24 and the proposed transaction once such documents are filed by ON24 with the SEC at the SEC’s website at www.sec.gov or from ON24 at its website at https://investors.on24.com/overview/default.aspx.

Participants in the Solicitation

ON24 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about ON24’s directors and executive officers is set forth in (i) ON24’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2025, and can be found here, (ii) ON24’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, under the headings “Director Compensation”, “Executive Officers”, “Employee Benefit and Equity Compensation Plans”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Relationships and Related Party Transactions” and can be found here, and (iii) ON24’s subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of ON24 securities by its directors or executive officers have changed since the amounts set forth in ON24’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in ON24’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ON24 will be available free of charge through the website maintained by the SEC at sec.gov and ON24’s website at https://investors.on24.com/overview/default.aspx.

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Forward-looking statements

This communication, and the documents to which ON24 refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ON24’s expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of ON24, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ON24 expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ON24’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ON24’s business and the price of the common stock of ON24, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of ON24 and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require ON24 to pay a termination fee, (v) the effect of the announcement or pendency of the proposed transaction on ON24’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts ON24’s current plans and operations, (vii) risks related to diverting management’s attention from ON24’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against ON24 related to the merger agreement or the proposed transaction, (ix) ON24’s ability to retain, hire and integrate skilled personnel including ON24’s senior management team and maintain relationships with others who contribute to its business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in ON24’s financial position and results of operations, (xiv) risks that the benefits of the merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed merger, and (xvi) other factors described under the heading “Risk Factors” in ON24’s Annual Report on Form 10-K for the year ended December 31, 2024, ON24’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the

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date of any document incorporated by reference in this document. ON24 cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, ON24 cannot assure you that ON24 will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect ON24 or ON24’s operations in the way ON24 expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, ON24 does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

ON24 Media Contact

David Lee

press@on24.com

Cvent Media Contact

Erica Stoltenberg

estoltenberg@cvent.com